BROOKFIELD INVESTMENT FUNDS

Center Coast Brookfield MLP Focus Fund

(the “Fund”)

Supplement dated January 21, 2020 to the Fund’s

Summary Prospectus dated January 28, 2019, as supplemented and amended to date

Brookfield Public Securities Group LLC (the “Adviser”), the investment adviser and administrator to the Fund, will implement certain changes to the Fund’s portfolio management team. Effective by the end of the 1st quarter of 2020, Dan C. Tutcher will no longer serve as a Co-Portfolio Manager of the Fund. The Fund will continue to be managed by Co-Portfolio Managers Robert T. Chisholm and Jeff A. Jorgensen. Mr. Chisholm served as a Co-Portfolio Manager of the Predecessor Fund since its inception, and Mr. Jorgensen previously served as a Co-Portfolio Manager of the Predecessor Fund since April 2016. In his leadership role on the Adviser’s energy infrastructure securities team, Mr. Tutcher will continue to work with Messrs. Chisholm and Jorgensen as a senior advisor on the Fund.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Summary Prospectus.

Please retain this Supplement for reference.